Confidential Treatment Requested by CytomX Therapeutics, Inc.

Exhibit 10.6

THIRD AMENDMENT TO RESEARCH COLLABORATION AGREEMENT

This Third Amendment to Research Collaboration Agreement (the “Third Amendment”) is made effective as of the date of the last signature below by and between ImmunoGen, Inc., a Massachusetts corporation (“lmmunoGen”), with its principal place of business being 830 Winter Street, Waltham, Massachusetts 02451-1477, and CytomX Therapeutics, Inc., a Delaware corporation (“CytomX”), with its principal place of business being 151 Oyster Point Blvd., Suite 400, South San Francisco, California 94080. ImmunoGen and CytomX are herein sometimes referred to as a “Party” and collectively as the “Parties.”

WHEREAS, ImmunoGen and CytomX are parties to that certain Research Collaboration Agreement dated as of January 8, 2014, as amended effective April 3, 2015 and February 12, 2016 and (the “RCA”); and

WHEREAS, the Parties desire to amend the RCA to extend the term of the Research Program with respect to the [***], as set forth in this Third Amendment; and

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree and covenant as follows.

1.Exercise of ImmunoGen Option. Section 3.1.2 of the RCA is amended by adding the following at the end thereof:

“Anything contained in this Agreement to the contrary notwithstanding, the lmmunoGen Option may be exercised by lmmunoGen with respect to the [***] at any time during the Term, but in no case later than [***]

2.Miscellaneous. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the RCA. The RCA remains in full force and effect, as amended by this Third Amendment. References in the RCA to “Agreement” mean the RCA as amended by this Third Amendment.

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[***] Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by CytomX Therapeutics, Inc.

IN WITNESS WHEREOF, the Parties have caused this Third Amendment to Research Collaboration Agreement to be executed by their duly authorized representatives.

IMMUNOGEN, INC.		CYTOMX THERAPEUTICS, INC.

By:	/s/ Peter Williams	By:	/s/ Cynthia Ladd

Name:	Peter Williams	Name:	Cynthia Ladd

Title:	Vice President	Title:	SVP, General Counsel

Date:	March 3, 2017	Date:	March 3, 2017

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[***] Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.